Summary Prospectus | March 1, 2015
Pro-Blend Extended Term Series – Class S
(Ticker): MNBAX
This is the Summary Prospectus of the Pro-Blend Extended Term Series – Class S Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The prospectus and the statement of additional information of the Series, both dated March 1, 2015, are each incorporated into this Summary Prospectus.
Investment Goal
The Series’ primary objective is to provide long-term growth of capital, and its secondary objective is to provide preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold Class S shares of the Series.
Pro-Blend Extended Term Series – CLASS S
Shareholder Fees (fees paid directly from your investment)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%
Distribution and Service (12b-1) Fees		None
Other Expenses		0.31%
Shareholder Services Fee	0.25%
Remainder of Other Expenses	0.06%
Total Annual Fund Operating Expenses[1]		1.06%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Class S shares of the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class S shares of the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Class S shares of the Series remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$108	$337	$585	$1,294
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 65% of the average value of its portfolio.
Principal Investment Strategies
By focusing on growth of capital and to a lesser extent on preservation of capital, the Advisor seeks to participate, over the long term, in the growth of the stock market, but with less volatility than is typically associated with an investment in the general stock market.
The Series invests primarily in common stocks but may also invest a substantial portion of its assets in long-term, fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. The Advisor typically focuses on fixed income securities with maturities of 7 to 20 years but may invest in securities of any maturity. With respect to its fixed income investments, the Series invests primarily in investment grade securities. There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
In addition, the Series may allocate a portion of its assets to a quantitative managed futures strategy that seeks to enhance the Series’ returns, hedge interest rate risk, and reduce the volatility of the Series. Pursuant to this strategy, which is

Pro-Blend Extended Term Series – Class S (MNBAX)
designed to have a low correlation to the broad stock and bond markets, the Series may buy and sell various fixed income, equity, currency and commodity futures contracts.
The word “Term” in the Series’ name describes the investment horizon of those investors who may want to consider investing in the Series and does not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.
•	Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
Due to recent events in the fixed income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, the Series may be subject to heightened interest rate risk as a result of a rise or increased volatility in interest rates. In addition, declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity or further increase volatility in the fixed income markets. In response to these events, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be less marketable than the stocks of larger companies.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Because the futures portion of the Series’ portfolio is selected using a quantitative investment approach based largely on the Advisor’s review of trends and historical information, the Series is subject to the additional risk that the effectiveness of the quantitative investment approach may be limited due to factors such as changing market dynamics or the Advisor’s judgments regarding the investment criteria underlying the approach proving to be incorrect.
Commodities risk — The values of commodity futures contracts are based upon the price movements of physical commodities (such as energy, minerals, or agricultural products), which may be affected by factors such as natural disasters, weather, and U.S. and international economic, political and regulatory developments. The Advisor’s judgments about trends in the prices of commodities may prove to be incorrect, which could cause the Series to sustain losses.
Sector focus risk — Because the Series’ investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Pro-Blend Extended Term Series – Class S (MNBAX)
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Class S shares for different periods compare to those of a broad-based securities index and a 40/15/45 Blended Index, 40% of which is the Russell 3000® Index, 15% of which is the MSCI ACWI ex USA Index, and 45% of which is the Barclays U.S. Aggregate Bond Index. The 40/15/45 Blended Index is provided because it better reflects the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 6/30/2009): 13.72%
Lowest (quarter ended 12/31/2008): (16.16)%
Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years	Since Inception
Return Before Taxes	4.90%	9.02%	6.78%	8.78%
Return After Taxes on Distributions	2.55%	7.79%	5.57%	6.97%
Return After Taxes on Distributions and Sale of Series Shares	4.12%	6.99%	5.33%	6.66%
Indices: (reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	5.69%
40/15/45 Blended Index	7.10%	9.12%	6.44%	7.51%
Performance numbers for the Series are calculated from October 12, 1993, the inception date of the Series. Performance numbers for the Indices are calculated from October 31, 1993. The after-tax returns are calculated using the

Pro-Blend Extended Term Series – Class S (MNBAX)
historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals and analysts employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2002.
Jack Bauer
Senior Analyst/Managing Director of Fixed Income, has managed the Series since 1993.
Ebrahim Busheri, CFA®
Senior Analyst/Managing Director of Emerging Growth Group, has managed the Series since 2012.
Paul M. Chen
Managing Director of Research Process Group/Senior Analyst, Alternative Strategies Group, has managed the Series since 2014.
Jeffrey S. Coons, Ph.D., CFA®
President and Co-Director of Research, has managed the Series since 1993.
Jeffrey W. Donlon, CFA®
Senior Analyst/Managing Director of Technology Group, has managed the Series since 2004.
Jay R. Feuerstein
Managing Director of Alternative Strategies Group, has managed the Series since 2014.
Brian P. Gambill, CFA®
Senior Analyst/Managing Director of Capital Goods & Materials Group, has managed the Series since 2002.
Jeffrey A. Herrmann, CFA®
Co-Head of Global Equities, Co-Director of Research and Managing Director of Themes and Overviews Group, has managed the Series since 1993.
Brian W. Lester, CFA®
Senior Analyst/Managing Director of Life Sciences Group, has managed the Series since 2009.
Michael J. Magiera, CFA®
Senior Analyst/Managing Director of Equity Income Group, has managed the Series since 1993.
Christopher F. Petrosino, CFA®
Senior Analyst/Managing Director of Quantitative Strategies Group, has managed the Series since 2012.
Robert F. Pickels, CFA®
Senior Analyst/Managing Director of Focused Opportunities Group, has managed the Series since 2013.
Marc Tommasi
Head of Global Investment Strategy, Senior Analyst/Managing Director of Global Strategies Group, has managed the Series since 1993.
Virge J. Trotter, III, CFA®
Senior Analyst/Managing Director of Services Group, has managed the Series since 2009.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S shares of the Series is $2,000. This minimum is waived for certain qualified retirement plans and participants in an automatic investment program. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MNBAX Summ 3/1/2015